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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 9, 2005


                               NOBLE ROMAN'S, INC.
               (Exact name of Company as specified in its charter)

          Indiana                        0-11104                 35-1281154
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

     One Virginia Avenue, Suite 800
         Indianapolis, Indiana                                      46204
(Address of principal executive offices)                          (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure.

Noble Roman's, Inc. (the "Company") intends to distribute to selected investors an Executive Summary and related materials, which has been prepared with the assistance of a third party consultant engaged by the Company. The materials discuss the Company's growth phase. It continues its focus on sale of franchises for Noble Roman's Pizza and Tuscano's Italian Style Subs for non-traditional locations including bowling centers and entertainment facilities of all types, convenience stores, attractions such as zoos and aquariums, hotels, hospitals and, in general, any facility where there is existing foot traffic. In addition, the Company will seek to enter into area development agreements and franchises of its dual-branded quick service restaurant concept and traditional locations. The Company expects the area developers typically will purchase their areas for the payment of $.05 per population in their area and will receive 30% of the franchise fee and 2/7ths of the royalty from the units developed pursuant to those agreements.

In order for the area developer to maintain the territory, each area development agent will be responsible for meeting minimum development schedules. The Company believes this strategy of using area developers to function as sub-franchisors will allow the Company to grow its dual-branded quick service restaurant concept for traditional locations in multiple regions throughout the U.S. simultaneously and without the need for Noble Roman's to add the sales staff, contribute capital or incur the cost associated with accelerated national expansion. Area developers will also have strong financial incentives to open the new units since they will be at risk of losing their geographic exclusivity and development fee (expected to range between $25,000 and $200,000 depending on the size of the development area) if they do not meet their development schedule.

The Executive Summary includes: Investment Thesis, Business Model, Growth Strategy, Revenue and Earnings Outlook, Earnings Sensitivity Analysis, Key Financial Assumptions, Company Description and History, Market Opportunity, Competitive Landscape, Management, Valuation Analysis and Price Target, and Risk Factors and Disclaimers.


Item 9.01  Financial Statements and Exhibits.

           (c)  The following exhibits are filed as part of this report:

      Exhibit Number                        Description
      --------------                        -----------
           99.1 Noble Roman's Executive Summary dated December 2005 for the period: 2005 through 2008





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 14, 2005

                                                     NOBLE ROMAN'S, INC.



                                              By: /s/ Paul W. Mobley
                                                  -----------------------------
                                                  Paul W. Mobley
                                                  Chief Executive Officer and
                                                  Chief Financial Officer












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                                  EXHIBIT INDEX


      Exhibit Number                        Description
      --------------                        -----------
           99.1 Noble Roman's Executive Summary dated December 2005 for the period: 2005 through 2008